Metropolitan Series Fund, Inc.

                             SUB-ITEM 77Q1 EXHIBITS

In response to Sub-Item 77Q1(e), the following Sub-Advisory Agreements were adopted, and such agreements are attached herewith as follows:

SUB-ADVISORY AGREEMENTS

--------------------

      Portfolios:

      FI Large Cap Portfolio                                Exhibit 77Q1(e)(i)
      FI Mid Cap Opportunities Portfolio                    Exhibit 77Q1(e)(ii)
      FI Value Leaders Portfolio                            Exhibit 77Q1(e)(iii)

                                                              Exhibit 77Q1(e)(i)

                         METROPOLITAN SERIES FUND, INC.

                              SUBADVISORY AGREEMENT
                            (FI Large Cap Portfolio)

      This Subadvisory Agreement (this "Agreement") is entered into as of April 28, 2008 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Metropolitan Series Fund, Inc. (the "Fund") and Pyramis Global Advisors, LLC (the "Subadviser").

      WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2006 (the "Advisory Agreement") with the Fund pursuant to which the Manager provides portfolio management and administrative services to the FI Large Cap Portfolio of the Fund (the "Portfolio");

      WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

      WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

      1.    Subadvisory Services.

            a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. Subject to the provisions of subparagraph
            (b) of this Section 1, the Subadviser agrees to invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), as provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser, and (3) the provisions of the Internal Revenue Code, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817(h) of the Code) and the regulations thereunder, all from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. In advising the Portfolio, the Subadviser shall use reasonable efforts to comply with Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

            b. Notwithstanding anything to the contrary herein, the Manager acknowledges that Subadviser is not the compliance agent for the Fund or for the Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. The Subadviser's agreement to perform the services specified in this Section hereof in accordance with applicable law (including sub-chapters L and M of the Code, and the 1940 Act, as amended ("Applicable Law")) and any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser (collectively, the "Charter Requirements"), is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records.

            c. The Subadviser shall furnish the Manager and the Administrator with quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall make a senior portfolio manager of the Portfolio or an appropriate investment professional available for presentations to the Directors at a meeting of the Board of Directors annually, as well as other meetings as may reasonably be requested. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable prior written notice. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments relating to the Portfolio received from the SEC following routine or special SEC examinations or inspections.

            d. Upon request of Fund's Manager and/or Fund, the Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Portfolio for which market quotations are not readily available and the parties to this Agreement agree that the Subadviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

            e. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

            f. Unless the Manager gives the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy materials to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio for the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX, or any successor law, rule, regulation, or SEC Position.

            g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

      2.    Obligations of the Manager.

            a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

            b. The Manager has furnished the Subadviser a copy of all Registration Statements and Amendments thereto, including the Prospectus and Statement of Additional Information, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto within a reasonable time period before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Portfolio.

            c. The Manager shall provide to the Subadviser a copy of the Manager's Form ADV as filed with the SEC and any amendments or restatements thereof in the future.

            d. The Fund and the Manager will furnish to the Subadviser such information relating to either of them or the business affairs of the Fund as the Subadviser shall from time to time request in order to discharge its obligations hereunder.

      3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form agreed upon by the Manager, the Subadviser and the Custodian, as necessary to effect the investment and reinvestment of the Portfolio's assets. The Subadviser shall have no liability for the acts or omissions of the Custodian.

      4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) Custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

      5. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Section 17 and Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Subadviser with respect to the Portfolio and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

      6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the following rate, based on the average daily net assets of the Portfolio determined at the close of the New York Stock Exchange on each day the exchange is open for trading at the annual rate of 0.45% of the first $250 million of the average daily net assets of the Portfolio, 0.40% of the next $500 million of such assets and 0.35% of such assets in excess of $750 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein. The Manager shall pay the Subadviser not later than the tenth (10) business day immediately following the end of the relevant payment period.

      7. Non-Exclusivity. The Manager and the Fund agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Fund recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager, in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the portfolio management services provided by the Subadviser hereunder. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact.

      8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, or any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager and the Fund hold harmless and indemnify any Indemnified Party for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Portfolio that is not based upon the obligations of the Subadviser with respect to the Portfolio under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors. The Manager and the Fund acknowledge and agree that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

      9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

            a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

            b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

            c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

            d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to the Subadviser, and termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

      10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

      11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      12. Confidentiality. All information furnished by the Manager and the Fund to the Subadviser or by the Subadviser to the Manager or the Fund (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Manager and the Fund acknowledge that the securities holdings of the Portfolio(s) constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for Manager or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Portfolio(s)' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties in writing. Further, Manager and the Fund agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager and the Fund agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.

      13.   General.

            a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Manager and the Fund of any change in the persons identified in the Prospectus of the Portfolio as performing the portfolio management duties described therein.

            b. The Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Subadviser remains responsible to the Manager and the Fund for the performance of all of its responsibilities and duties hereunder. The Subadviser will compensate FMR Co., Inc. for its services to the Fund. Subject to prior notice to the Manager, the Subadviser may terminate the services of FMR Co., Inc. for the Portfolio and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Fund.

            c. During the term of this Agreement, Manager shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and Manager shall not use any such materials if the Subadviser reasonably objects in writing in ten
            (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's prospectus and other parts of the registration statement) after receipt thereof.

            d. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and may be enforced to the fullest extent permitted by law.

            e. Any notice under this Agreement shall be in writing, addressed and delivered and mailed, postage prepaid, to the other party, with a copy to the Fund, at the addressed below or such other address as such other party may designate for the receipt of such notice.

            If to Manager:        MetLife Advisers, LLC
                                  501 Boylston Street
                                  Boston, Massachusetts 02116
                                  Attention: John F. Guthrie
                                  Senior Vice President

            If to Subadviser:     Pyramis Global Advisors, LLC
                                  82 Devonshire Street
                                  Boston, MA 02109
                                  Attention:  General Counsel

            If to Fund:           Metropolitan Series Fund, Inc.
                                  501 Boylston Street
                                  Boston, MA 02116
                                  Attention:  John F. Guthrie, Jr.
                                  Senior Vice President

            f. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

      14.   Use of Name.

            a. The parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Manager and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

            b. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Fund agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If Manager or the Fund makes an unauthorized use of the Subadviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                         METLIFE ADVISERS, LLC

                         By  /s/ John F. Guthrie, Jr.
                             ------------------------
                             John F. Guthrie, Jr.
                             Senior Vice President

                         PYRAMIS GLOBAL ADVISORS, LLC

                         By: /s/ Michael W. Howard
                             ------------------------
                             Michael W. Howard
                             Senior Vice President

                         METROPOLITAN SERIES FUND, INC.

                         By  /s/ John F. Guthrie, Jr.
                             ------------------------
                             John F. Guthrie, Jr.
                             Senior Vice President

                                                             Exhibit 77Q1(e)(ii)

                         METROPOLITAN SERIES FUND, INC.

                              SUBADVISORY AGREEMENT
                      (FI Mid Cap Opportunities Portfolio)

      This Subadvisory Agreement (this "Agreement") is entered into as of April 28, 2008 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Metropolitan Series Fund, Inc. (the "Fund") and Pyramis Global Advisors, LLC (the "Subadviser").

      WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2001 (the "Advisory Agreement") with the Fund pursuant to which the Manager provides portfolio management and administrative services to the FI Mid Cap Opportunities Portfolio of the Fund (the "Portfolio");

      WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

      WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

      1.    Subadvisory Services.

            a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. Subject to the provisions of subparagraph
            (b) of this Section 1, the Subadviser agrees to invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), as provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser, and (3) the provisions of the Internal Revenue Code, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817(h) of the Code), and the regulations thereunder from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. In advising the Portfolio, the Subadviser shall use reasonable efforts to comply with Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

            b. Notwithstanding anything to the contrary herein, the Manager acknowledges that Subadviser is not the compliance agent for the Fund or for the Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. The Subadviser's agreement to perform the services specified in this Section hereof in accordance with applicable law (including sub-chapters L and M of the Code, and the 1940 Act, as amended ("Applicable Law")) and any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser (collectively, the "Charter Requirements"), is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records.

            c. The Subadviser shall furnish the Manager and the Administrator with quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall make a senior portfolio manager of the Portfolio or an appropriate investment professional available for presentations to the Directors at a meeting of the Board of Directors annually, as well as other meetings as may reasonably be requested. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable prior written notice. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments relating to the Portfolio received from the SEC following routine or special SEC examinations or inspections.

            d. Upon request of Fund's Manager and/or Fund, the Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Portfolio for which market quotations are not readily available and the parties to this Agreement agree that the Subadviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

            e. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

            f. Unless the Manager gives the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy materials to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio for the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX, or any successor law, rule, regulation, or SEC Position.

            g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

      2.    Obligations of the Manager.

            a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

            b. The Manager has furnished the Subadviser a copy of all Registration Statements and Amendments thereto, including the Prospectus and Statement of Additional Information, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto within a reasonable time period before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Portfolio.

            c. The Manager shall provide to the Subadviser a copy of the Manager's Form ADV as filed with the SEC and any amendments or restatements thereof in the future.

            d. The Fund and the Manager will furnish to the Subadviser such information relating to either of them or the business affairs of the Fund as the Subadviser shall from time to time request in order to discharge its obligations hereunder.

      3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form agreed upon by the Manager, the Subadviser and the Custodian, as necessary to effect the investment and reinvestment of the Portfolio's assets. The Subadviser shall have no liability for the acts or omissions of the Custodian.

      4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) Custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

      5. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Section 17 and Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Subadviser with respect to the Portfolio and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

      6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the following rate, based on the average daily net assets of the Portfolio determined at the close of the New York Stock Exchange on each day the exchange is open for trading: at the annual rate of 0.50% of the first $250 million of the average daily net assets of the Portfolio, 0.45% of the next $250 million of such assets, 0.40 of the next $500 million of such assets and 0.35% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein. The Manager shall pay the Subadviser not later than the tenth (10) business day immediately following the end of the relevant payment period.

      7. Non-Exclusivity. The Manager and the Fund agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Fund recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager, in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the portfolio management services provided by the Subadviser hereunder. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact.

      8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, or any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager and the Fund hold harmless and indemnify any Indemnified Party for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Portfolio that is not based upon the obligations of the Subadviser with respect to the Portfolio under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors. The Manager and the Fund acknowledge and agree that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

      9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

            a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

            b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

            c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

            d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to the Subadviser, and termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

      10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

      11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      12. Confidentiality. All information furnished by the Manager and the Fund to the Subadviser or by the Subadviser to the Manager or the Fund (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Manager and the Fund acknowledge that the securities holdings of the Portfolio(s) constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for Manager or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Portfolio(s)' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties in writing. Further, Manager and the Fund agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager and the Fund agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.

      13.   General.

            a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Manager and the Fund of any change in the persons identified in the Prospectus of the Portfolio as performing the portfolio management duties described therein.

            b. The Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Subadviser remains responsible to the Manager and the Fund for the performance of all of its responsibilities and duties hereunder. The Subadviser will compensate FMR Co., Inc. for its services to the Fund. Subject to prior notice to the Manager, the Subadviser may terminate the services of FMR Co., Inc. for the Portfolio and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Fund.

            c. During the term of this Agreement, Manager shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and Manager shall not use any such materials if the Subadviser reasonably objects in writing in ten
            (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's prospectus and other parts of the registration statement) after receipt thereof.

            d. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and may be enforced to the fullest extent permitted by law.

            e. Any notice under this Agreement shall be in writing, addressed and delivered and mailed, postage prepaid, to the other party, with a copy to the Fund, at the addressed below or such other address as such other party may designate for the receipt of such notice.

            If to Manager:        MetLife Advisers, LLC
                                  501 Boylston Street
                                  Boston, Massachusetts 02116
                                  Attention: John F. Guthrie
                                  Senior Vice President

            If to Subadviser:     Fidelity Management & Research Company
                                  82 Devonshire Street
                                  Boston, MA 02109
                                  Attention:  General Counsel

            If to Fund:           Metropolitan Series Fund, Inc.
                                  501 Boylston Street
                                  Boston, MA 02116
                                  Attention:  John F. Guthrie, Jr.
                                  Senior Vice President

            f. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

      14.   Use of Name.

            a. The parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Manager and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

            b. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Fund agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If Manager or the Fund makes an unauthorized use of the Subadviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                         METLIFE ADVISERS, LLC

                         By:  /s/ John F. Guthrie, Jr.
                              ------------------------
                              John F. Guthrie, Jr.
                              Senior Vice President

                         PYRAMIS GLOBAL ADVISORS, LLC

                         By:  /s/ Michael W. Howard
                              ------------------------
                              Michael W. Howard
                              Senior Vice President

                         METROPOLITAN SERIES FUND, INC.

                         By:  /s/ John F. Guthrie, Jr.
                              ------------------------
                              John F. Guthrie, Jr.
                              Senior Vice President

                                                            Exhibit 77Q1(e)(iii)

                         METROPOLITAN SERIES FUND, INC.

                              SUBADVISORY AGREEMENT
                          (FI Value Leaders Portfolio)

      This Subadvisory Agreement (this "Agreement") is entered into as of April 28, 2008 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Pyramis Global Advisors, LLC (the "Subadviser").

      WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2003 (the "Advisory Agreement") with Metropolitan Series Fund, Inc. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the FI Value Leaders Portfolio of the Fund (the "Portfolio");

      WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

      WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

      1.    Subadvisory Services.

            a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. Subject to the provisions of subparagraph
            (b) of this Section 1, the Subadviser agrees to invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), as provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser, and (3) the provisions of the Internal Revenue Code, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817(h) of the Code), and the regulations thereunder from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of

            1940, as amended (the "1940 Act"), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. In advising the Portfolio, the Subadviser shall use reasonable efforts to comply with Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

            b. Nothwithstanding anything to the contrary herein, the Manager acknowledges that Subadviser is not the compliance agent for the Fund or for the Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. The Subadviser's agreement to perform the services specified in this Section hereof in accordance with applicable law (including sub-chapters L and M of the Code, and the 1940 Act, as amended ("Applicable Law")) and any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser (collectively, the "Charter Requirements"), is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Fund's books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records.

            c. The Subadviser shall furnish the Manager and the Administrator quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall make a senior portfolio manager of the Portfolio or an appropriate investment professional available for presentations to the Directors at a meeting of the Board of Directors annually, as well as other meetings as may reasonably be requested. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable prior written notice. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments relating to the Portfolio received from the SEC following routine or special SEC examinations or inspections.

            d. Upon request of the Fund's custodian and/or Fund, the Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Portfolio for which market quotations are not readily available and the parties to this Agreement agree that the Subadviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

            e. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

            f. Unless the Manager gives the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy materials to the Subadviser.

            g. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

      2.    Obligations of the Manager.

            a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

            b. The Manager has furnished the Subadviser a copy of all Registration Statements and Amendments thereto, including the Prospectus and Statement of Additional Information, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto within a reasonable time period before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Portfolio.

            c. The Manager shall provide to the Subadviser a copy of the Manager's Form ADV as filed with the SEC and any amendments or restatements thereof in the future.

            d. The Fund and the Manager will furnish to the Subadviser such information relating to either of them or the business affairs of the Fund as the Subadviser shall from time to time request in order to discharge its obligations hereunder.

      3. Custodian. The Manager shall provide the Subadviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form agreed upon by the Manager, the Subadviser and the Custodian, as necessary to effect the investment and reinvestment of the Fund's assets. The Subadviser shall have no liability for the acts or omissions of the Custodian.

      4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) Custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

      5. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Section 17 and Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Subadviser with respect to the Portfolio and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

      6. Compensation of the Subadviser As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the following rate, based on the average daily net assets of the Portfolio determined at the close of the New York Stock Exchange on each day the exchange is open for trading: at the annual rate of 0.40% of the first $500 million of the average daily net assets of the
            Portfolio; and 0.35% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund;
            however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein. The Manager shall pay the Subadviser not later than the tenth (10) business day immediately following the end of the relevant payment period.

      7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager, in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the portfolio management services provided by the Subadviser hereunder. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Manager's and the Fund's agent and attorney-in-fact.

      8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, or any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify any Indemnified Party for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising
            (i) from any claim or demand by any past or present shareholder of the Portfolio that is not based upon the obligations of the Subadviser with respect to the Portfolio under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

      9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

            a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

            b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

            c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

            d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser, and termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

      10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

      11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

      12. Confidentiality. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Manager acknowledges that the securities holdings of the Portfolio constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for Manager or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Portfolio's holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties in writing. Further, Manager agrees that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or
            (iv) as otherwise agreed to by the parties in writing.

      13.   General.

            a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Manager of any change in the persons identified in the Prospectus of the Portfolio as performing the portfolio management duties described therein.

            b. The Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Subadviser remains responsible to the Manager and the Fund for the performance of all of its responsibilities and duties hereunder. The Subadviser will compensate FMR Co., Inc. for its services to the Fund. Subject to prior notice to the Manager, the Subadviser may terminate the services of FMR Co., Inc. for the Portfolio and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Fund.

            c. During the term of this Agreement, Manager shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and Manager shall not use any such materials if the Subadviser reasonably objects in writing in ten (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's prospectus and other parts of the registration statement) after receipt thereof.

            d. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and may be enforced to the fullest extent permitted by law.

            e. Any notice under this Agreement shall be in writing, addressed and delivered and mailed, postage prepaid, to the other party, with a copy to the Fund, at the addressed below or such other address as such other party may designate for the receipt of such notice.

            If to Manager:        MetLife Advisers, LLC
                                  501 Boylston Street
                                  Boston, Massachusetts 02116
                                  Attention: John F. Guthrie
                                  Senior Vice President

            If to Subadviser:     Pyramis Global Advisors, LLC
                                  82 Devonshire Street
                                  Boston, MA 02109
                                  Attention:  General Counsel

            f. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

      14.   Use of Name.

            a. The parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Manager and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

            b. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Fund agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If Manager or the Fund makes an unauthorized use of the Subadviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                         METLIFE ADVISERS, LLC

                         By: /s/ John F. Guthrie, Jr.
                             ------------------------
                             John F. Guthrie, Jr.
                             Senior Vice President

                         PYRAMIS GLOBAL ADVISORS, LLC

                         By: /s/ Michael W. Howard
                             ------------------------
                             Michael W. Howard
                             Senior Vice President

                         METROPOLITAN SERIES FUND, INC.

                         By: /s/ John F. Guthrie, Jr.
                             ------------------------
                             John F. Guthrie, Jr.
                             Senior Vice President